Exhibit 99.1

NEWS FROM SEI

Investor Contact:	Media Contact:
Murray Louis	Dana Grosser
SEI	SEI
(610) 676-1932	(610) 676-2459
mlouis@seic.com	dgrosser@seic.com
Pages: 10

FOR IMMEDIATE RELEASE

SEI REPORTS FOURTH-QUARTER 2010 FINANCIAL RESULTS

OAKS, Pa., January 26, 2011 — SEI Investments Company (NASDAQ:SEIC) today announced financial results for fourth-quarter 2010, reporting an increase in net income attributable to SEI and diluted earnings per share compared to fourth-quarter 2009. Diluted earnings per share were $0.33. Effective January 1, 2010, company results reflect the deconsolidation of LSV Asset Management (LSV), returning to the equity method of accounting. This change in accounting treatment had no impact on net income attributable to SEI. Without LSV, revenues grew $9.9 million or four percent compared to fourth-quarter 2009 (see Proforma Consolidated Overview below).

Consolidated Overview	For the Three Months			For the Twelve Months
(In thousands, except earnings per share)	Ended December 31,			Ended December 31,
	2010	2009	%	2010	2009	%

Revenues	$231,399	$283,995	(19%)	$900,835	$1,060,548	(15%)
Net Income attributable to SEI	62,400	45,837	36%	231,687	174,335	33%
Diluted Earnings Per Share	$0.33	$0.24	38%	$1.22	$0.91	34%

“Compared to a year ago, our fourth-quarter and 2010 results reflect improved capital markets, improved markets for our services, and the ongoing management of our costs,” said Alfred P. West, Jr., SEI Chairman and CEO. “As always, our focus is on servicing and growing our existing clients while generating new client sales. Despite continuing uncertain markets, we believe the investments we are making position us well for long-term growth.”

Proforma Consolidated Overview	For the Three Months			For the Twelve Months
(In thousands, except earnings per share)	Ended December 31,			Ended December 31,
	2010	2009	%	2010	2009	%
	(Actual)	(Proforma)		(Actual)	(Proforma)

Revenues	$231,399	$221,462	4%	$900,835	$848,587	6%
Net Income attributable to SEI	62,400	45,837	36%	231,687	174,335	33%
Diluted Earnings Per Share	$0.33	$0.24	38%	$1.22	$0.91	34%

Summary of Fourth-Quarter and Year to Date Results by Business Segment

(In thousands)	For the Three Month Period			For the Twelve Month Period
	Ended December 31,			Ended December 31,
	2010	2009	%	2010	2009	%
Private Banks:
Revenues	$85,938	$89,119	(4%)	$346,668	$361,273	(4%)
Expenses	80,959	80,192	1%	310,633	309,300	—

Operating Profit	$4,979	$8,927	(44%)	$36,035	$51,973	(31%)
Operating Margin	6%	10%		10%	14%

Investment Advisors:
Revenues	48,095	45,540	6%	183,378	166,097	10%
Expenses	28,259	28,369	—	110,388	109,418	1%

Operating Profit	19,836	17,171	16%	72,990	56,679	29%
Operating Margin	41%	38%		40%	34%

Institutional Investors:
Revenues	53,710	48,720	10%	206,531	177,721	16%
Expenses	28,038	25,121	12%	106,934	99,924	7%

Operating Profit	25,672	23,599	9%	99,597	77,797	28%
Operating Margin	48%	48%		48%	44%

Investment Managers:
Revenues	42,561	37,093	15%	160,159	139,004	15%
Expenses	27,503	24,915	10%	103,421	93,074	11%

Operating Profit	15,058	12,178	24%	56,738	45,930	24%
Operating Margin	35%	33%		35%	33%

Investments in New Businesses:
Revenues	1,095	990	11%	4,099	4,492	(9%)
Expenses	3,196	2,836	13%	12,676	11,625	9%

Operating Loss	(2,101)	(1,846)	(14%)	(8,577)	(7,133)	(20%)
Operating Margin	N/A	N/A		N/A	N/A

LSV:
Revenues	—	62,533	N/A	—	211,961	N/A
Expenses (1)	—	39,497	N/A	—	136,580	N/A

Operating Profit	—	23,036	N/A	—	75,381	N/A
Operating Margin	—	37%		—	36%

Totals:
Revenues	$231,399	$283,995	(19%)	$900,835	$1,060,548	(15%)
Expenses (1)	167,955	200,930	(16%)	644,052	759,921	(15%)
Corporate overhead expenses	12,076	9,294	30%	40,715	36,529	11%
Noncontrolling interest reflected in segments	(509)	(32,937)	N/A	(1,465)	(106,905)	N/A
LSV Employee Group expenses	—	1,820	N/A	—	7,296	N/A

Income from operations	$51,877	$104,888	(51%)	$217,533	$363,707	(40%)

(1)	Includes $32,350 and $105,471 for the three and twelve month periods ended December 31, 2009, of noncontrolling interest to the other partners of LSV.

Fourth-Quarter Business Commentary:

•

In January 2010, LSV was deconsolidated due to the adoption of newly issued accounting guidance. Our ownership interest in LSV was unchanged and our proportionate share in the earnings of LSV is reflected in “Equity in earnings of unconsolidated affiliate” on our Consolidated Statements of Operations. The deconsolidation of LSV had no impact on net income attributable to SEI or diluted earnings per share.

•

Revenues in fourth-quarter 2009 include $62.5 million from LSV. Excluding these revenues, revenues in fourth-quarter 2010 increased $9.9 million or four percent compared to fourth-quarter 2009. This increase was primarily due to higher average asset balances under management and administration from existing clients because of improved capital markets.

•

The fourth-quarter 2010 net income attributable to SEI and diluted earnings per share results include gains of $14.3 million associated with SIVs, whereas results in fourth-quarter 2009 included losses of $4.0 million. Additional information pertaining to SIVs is contained in SEI’s 2009 Form 10-K filed February 25, 2010.

•

Stock-based compensation costs in fourth-quarter 2010 include $7.8 million associated with stock options that vested during the fourth-quarter 2010. Included in this amount is $3.6 million due to the acceleration of stock-based compensation costs resulting from a change in management’s estimates determined in third-quarter 2010 of the attainment of certain performance vesting targets.

•

Assets under management increased by $8.3 billion during the fourth-quarter 2010 to $172.3 billion at December 31, 2010, as compared to $164.0 billion at September 30, 2010, primarily due to market driven appreciation.

•	The tax rate in the fourth-quarter 2010 decreased to 34.7 percent mainly due to a year-to-date adjustment to reflect the reinstatement of the research and development tax credit.

•

In fourth-quarter 2010, SEI recognized $3.1 million in gains due to the sale of its entire ownership interest in a small company that was involved in a merger. This gain, together with the SIV gain, is reflected in Net gain (loss) on investments on the Consolidated Statements of Operations.

•

The fourth-quarter 2009 results include $7.7 million of amortization expense associated with a change in the useful life of previously capitalized software development costs for some components related to the Global Wealth Platform (GWP). This charge was due to the replacement of these components with components contained in the release of GWP that occurred in fourth-quarter 2009. The bulk of this expense was recognized in the Private Banks segment ($5 million) and the Investment Advisors segment ($1.9 million).

•	In the fourth-quarter 2010, SEI purchased 1,405,000 shares of its common stock for $32.7 million.

Proforma Consolidated Statement of Operations

The following proforma Consolidated Statements of Operations presents fourth quarter 2009 and Year to Date December 2009 for comparative purposes only as if LSV and LSV Employee Group was deconsolidated on January 1, 2009. This report is being provided for informational purposes only and is not a restatement or reclassification of previously filed reports. Our interest in LSV is presented as a single line item in the Consolidated Statements of Operations titled “Equity in earnings of unconsolidated affiliate.” For additional information, we refer you to Note 2 to the Consolidated Financial Statements included in our 2009 Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 25, 2010.

SEI INVESTMENTS COMPANY

PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31,
	As Reported SEI Consolidated 2010	Proforma SEI without LSV and LSVEG 2009%

Total revenues	231,399	221,462	4%
Total expenses	179,522	170,140	6%

Income from operations	51,877	51,322	1%

Net gain (loss) from investments	18,098	(3,559)	N/A
Interest, net	1,247	1,218	2%
Other expense	(1,660)	—	N/A
Equity in earnings of unconsolidated affiliate	26,618	23,045	16%

Income before taxes	96,180	72,026	34%

Income taxes	33,278	25,636	30%

Net income	62,902	46,390	36%

Less Net Income attributable to noncontrolling interest	(502)	(553)	9%

Net income attributable to SEI	$62,400	$45,837	36%

Diluted earnings per share	$0.33	$0.24	38%

Diluted shares outstanding	189,200	191,414	(1%)

SEI INVESTMENTS COMPANY

PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Twelve Months Ended December 31,
	As Reported SEI Consolidated 2010	Proforma SEI without LSV and LSVEG 2009%

Total revenues	900,835	848,587	6%
Total expenses	683,302	658,434	4%

Income from operations	217,533	190,153	14%

Net gain (loss) from investments	48,533	(4,926)	N/A
Interest, net	4,848	5,013	(3%)
Other expense, net	(590)	—	N/A
Equity in earnings of unconsolidated affiliate	99,457	75,415	32%

Income before taxes	369,781	265,655	39%

Income taxes	136,461	89,886	52%

Net income	233,320	175,769	33%

Less Net Income attributable to noncontrolling interest	(1,633)	(1,434)	14%

Net income attributable to SEI	$231,687	$174,335	33%

Diluted earnings per share	$1.22	$0.91	34%

Diluted shares outstanding	190,321	191,783	(1%)

Earnings Conference Call

A conference call to review earnings is scheduled for 2:00 PM ET on January 26, 2011. Investors may listen to the call at www.seic.com/investors or listen at www.earnings.com, a service of Thomson Streetevents. The call may also be accessed at numerous financial services web sites including AOL and Yahoo. Investors may also listen to replays at these web sites, or by telephone at (USA) 1-800-288-8968; (International) 612-234-9960, access code 189688.

About SEI

SEI (NASDAQ:SEIC) is a leading global provider of outsourced asset management, investment processing and investment operations solutions. The company’s innovative solutions help corporations, financial institutions, financial advisors, and affluent families create and manage wealth. As of December 31, 2010, through its subsidiaries and partnerships in which the company has a significant interest, SEI administers $416 billion in mutual fund and pooled assets and manages $172 billion in assets. SEI serves clients, conducts or is registered to conduct business and/or operations, from numerous offices worldwide. For more information, visit www.seic.com.

Many of the statements in this release may be considered “forward looking statements” and include discussions about future operations, strategies and financial results. Forward-looking statements are based upon estimates and assumptions that involve risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe our assumptions are reasonable, they could be inaccurate. Our actual future revenues and income could differ materially from our expected results. We have no obligation to publicly update or revise any forward-looking statements.

SEI INVESTMENTS COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31,
	2010	2009
Asset management, admin. and distribution fees	$165,024	$214,378
Information processing and software servicing fees	56,381	58,655
Transaction–based and trade execution fees	9,994	10,962

Total revenues	231,399	283,995

Subadvisory, distribution and other asset mgmt costs	22,920	23,344
Brokerage commissions and royalties	11,862	14,090
Compensation, benefits and other personnel	70,243	67,363
Stock based compensation	10,380	4,294
Consulting, outsourcing and professional fees	23,783	21,660
Data processing and computer related	10,552	11,476
Facilities, supplies and other costs	18,119	16,429
Amortization	6,153	15,115
Depreciation	5,510	5,336

Total expenses	179,522	179,107

Income from operations	51,877	104,888

Net gain (loss) on investments	18,098	(3,559)
Interest and dividend income	1,503	1,736
Interest expense	(256)	(860)
Other expense	(1,660)	—
Equity in earnings of unconsolidated affiliate	26,618	—

Income before taxes	96,180	102,205
Income taxes	33,278	25,636

Net income	62,902	76,569

Less: Net income attributable to noncontrolling interest	(502)	(30,732)

Net income attributable to SEI	$62,400	$45,837

Diluted earnings per common share	$0.33	$0.24

Shares used to calculate diluted earnings per common share	189,200	191,414

Basic earnings per common share	$0.33	$0.24

Shares used to calculate basic earnings per common share	186,602	190,329

SEI INVESTMENTS COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Twelve Months Ended December 31,
	2010	2009
Asset management, admin. and distribution fees	$628,535	$773,186
Information processing and software servicing fees	231,529	231,807
Transaction–based and trade execution fees	40,771	55,555

Total revenues	900,835	1,060,548

Subadvisory, distribution and other asset mgmt costs	89,746	85,810
Brokerage commissions and royalties	52,609	61,735
Compensation, benefits and other personnel	269,165	274,675
Stock based compensation	26,783	14,503
Consulting, outsourcing and professional fees	89,033	81,694
Data processing and computer related	41,064	45,403
Facilities, supplies and other costs	68,952	66,882
Amortization	24,048	44,608
Depreciation	21,902	21,531

Total expenses	683,302	696,841

Income from operations	217,533	363,707

Net gain (loss) on investments	48,533	(4,926)
Interest and dividend income	6,326	7,281
Interest expense	(1,478)	(3,744)
Other expense, net	(590)	—
Equity in earnings of unconsolidated affiliate	99,457	—

Income before taxes	369,781	362,318
Income taxes	136,461	89,886

Net income	233,320	272,432

Less: Net income attributable to the noncontrolling interest	(1,633)	(98,097)

Net income attributable to SEI	$231,687	$174,335

Diluted earnings per common share	$1.22	$0.91

Shares used to calculate diluted earnings per common share	190,321	191,783

Basic earnings per common share	$1.23	$0.91

Shares used to calculate basic earnings per common share	188,468	190,821

SEI INVESTMENTS COMPANY

CONDENSED BALANCE SHEETS

(In thousands)

	(Unaudited) December 31, 2010	December 31, 2009
Assets

Cash and short-term investments	$496,292	$590,877	(a)
Restricted cash	4,000	20,000
Receivables	165,772	212,451	(a)
Other current assets	17,655	18,075

Total current assets	683,719	841,403

Property and equipment, net	140,568	146,053
Marketable securities	179,364	181,897
Capitalized software, net	294,332	278,656
Investment in unconsolidated affiliate	64,409	—
Goodwill	—	22,842
Intangible assets, net	—	44,859
Other assets, net	14,831	18,098

Total assets	$1,377,223	$1,533,808

Liabilities

Current liabilities	$127,600	$163,055	(b)
Long-term debt	95,000	247,152	(b)
Deferred income taxes	92,253	86,257
Long-term liabilities	5,645	5,726

Total SEI Investments Company shareholders’ equity	1,041,570	909,723
Noncontrolling interest	15,155	121,895

Total Equity	1,056,725	1,031,618

Total liabilities and equity	$1,377,223	$1,533,808

(a)	Includes $57,061 of cash and cash equivalents and $66,392 of receivables of LSV Asset Management.
(b)	Includes $20,552 of debt of LSV Employee Group of which $6,400 is included in Current liabilities and the remaining $14,152 is included in Long-term debt.

SEI INVESTMENTS COMPANY

ASSET BALANCES

(In millions)

(Unaudited)

	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2009	2010	2010	2010	2010
Private Banks:
Equity/Fixed Income prgms.	$12,690	$12,635	$11,769	$12,842	$13,512
Collective Trust Fund prgm.	1,067	1,023	640	615	626
Liquidity funds	6,035	5,329	5,175	5,034	5,120

Total assets under mgmt.	$19,792	$18,987	$17,584	$18,491	$19,258

Client assets under admin.	11,213	11,429	10,335	10,557	10,672

Total assets	$31,005	$30,416	$27,919	$29,048	$29,930

Investment Advisors:
Equity/Fixed Income prgms.	$25,392	$26,222	$23,699	$26,091	$27,680
Collective Trust Fund prgm.	2,423	2,284	2,066	2,028	1,820
Liquidity funds	1,929	1,731	2,635	2,253	1,641

Total assets under mgmt.	$29,744	$30,237	$28,400	$30,372	$31,141

Institutional Investors:
Equity/Fixed Income prgms.	$44,322	$45,891	$43,506	$47,667	$48,699
Collective Trust Fund prgm.	684	657	643	641	623
Liquidity funds	3,370	3,198	2,558	3,475	3,382

Total assets under mgmt.	$48,376	$49,746	$46,707	$51,783	$52,704

Investment Managers:
Equity/Fixed Income prgms.	$4	$2	$1	$1	$1
Collective Trust Fund prgm.	7,428	7,639	7,366	7,781	8,177
Liquidity funds	412	447	428	423	313
Total assets under mgmt.	$7,844	$8,088	$7,795	$8,205	$8,491

Client assets under admin. (A)	221,680	220,807	220,459	227,777	233,079

Total assets	$229,524	$228,895	$228,254	$235,982	$241,570

Investments in New Businesses:
Equity/Fixed Income prgms.	$520	$534	$496	$533	$569
Liquidity funds	75	72	74	82	65

Total assets under mgmt.	$595	$606	$570	$615	$634

LSV Asset Management
Equity/Fixed Income prgms.	$52,488	$54,189	$47,822	$54,492	$60,058

Consolidated:
Equity/Fixed Income prgms (B)	$135,416	$139,473	$127,293	$141,626	$150,519
Collective Trust Fund prgm.	11,602	11,603	10,715	11,065	11,246
Liquidity funds	11,821	10,777	10,870	11,267	10,521

Total assets under mgmt.	$158,839	$161,853	$148,878	$163,958	$172,286

Client assets under admin. (C)	232,893	232,236	230,794	238,334	243,751

Total assets	$391,732	$394,089	$379,672	$402,292	$416,037

(A)	Client assets under administration in the Investment Managers segment include $59.0 billion of assets balances that require limited services and therefore are at fee levels below our normal full service assets (as of December 31, 2010).
(B)	Equity/Fixed Income programs include $2,304 million of assets invested in various asset allocation funds at December 31, 2010.
(C)	In addition to the numbers presented, SEI also administers an additional $5,019 million in Funds of Funds assets (as of December 31, 2010) on which SEI does not earn an administration fee.